CUNA MUTUAL INSURANCE SOCIETY
               CUNA MUTUAL VARIABLE LIFE VARIABLE ANNUITY ACCOUNT

                                   SUPPLEMENT
                             DATED JANUARY 31, 2012

                                       TO

                       MEMBERS(R) VARIABLE UNIVERSAL LIFE
                      MEMBERS(R) VARIABLE UNIVERSAL LIFE II
                             ULTRA VERS-ALL LIFE(SM)

                         PROSPECTUSES DATED MAY 1, 2011

This supplement updates the prospectuses for the variable life insurance policies listed above, and contains information that you should read and maintain for future reference.

                                   NAME CHANGE

The company that issued your variable life insurance policy, CUNA Mutual Insurance Society ("CMIS"), reorganized into a stock insurance company incorporated in Iowa within a mutual insurance holding company structure and was renamed CMFG Life Insurance Company ("CMFG Life") on January 31, 2012.

Upon consummation of the reorganization, CMIS will reorganize from a mutual insurance company to a stock insurance company, renamed CMFG Life. The stock insurance company will be a direct wholly-owned subsidiary of a new intermediate holding company, CUNA Mutual Financial Group, Inc.; the intermediate stock holding company will initially be a direct-wholly-owned subsidiary of a new mutual insurance holding company, CUNA Mutual Holding Company. The policyholders of CMIS will become the policyholders and owners of the new mutual insurance holding company. The Policies will continue to be the responsibility of CMIS, reorganized as CMFG Life.

The reorganization and associated name change will not cause any change in any of the terms or provisions of the Policies. CMFG Life does not expect the reorganization to dilute or otherwise adversely affect the economic interests of the CMFG Life Policy owners or have any tax consequences to Policy owners.

                                *       *      *

If you would like an additional copy of the prospectus for your Policy, please call us at 1-800-798-5500 or write our Home Office at 2000 Heritage Way, Waverly, Iowa 50677.

017-0032-0212